United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 16, 2017

Date of report (date of earliest event reported)

Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices, and Telephone No.	IRS Employer Identification No.
000-49965	MGE Energy, Inc. (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53788 (608) 252-7000 mgeenergy.com	39-2040501

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

1

Item 5.07. Submission of Matters to a Vote of Security Holders.

MGE Energy, Inc.'s Annual Meeting of Shareholders was held on May 16, 2017, in Middleton, Wisconsin. The final results of voting on each of the matters submitted to a vote of security holders during MGE Energy's annual meeting of shareholders were as follows:

1.

Election of three Class I Directors with terms of office expiring at the 2020 annual meeting of shareholders.

	For Votes	Withhold Votes	Broker Non-Votes
Londa J. Dewey	22,658,443	1,058,899	4,913,314
Regina M. Millner	23,088,729	628,613	4,913,314
Thomas R. Stolper	22,662,284	1,055,058	4,913,314

No votes were cast for any other nominee. The directors continuing in office are:

Class II Directors Term Expires in 2018	Class III Directors Term Expires in 2019
John R. Nevin	F. Curtis Hastings
Gary J. Wolter	James L. Possin
Jeffrey M. Keebler	Mark D. Bugher

2.

Ratification of selection of PricewaterhouseCoopers LLP to serve as MGE Energy's independent registered public accounting firm for the year 2017.

For Votes	Against Votes	Abstained	Broker Non-Votes
28,091,260	329,569	209,827	0

As described in the Proxy Statement, the votes "For" needed to exceed the votes cast "Against" at the meeting in order to ratify the selection of the auditors. Abstentions do not have any effect. Below are the percentages of the votes cast either "For" or "Against" ratification of PricewaterhouseCoopers for the fiscal year 2017.

For	Against
99%	1%

3.

Advisory vote on executive compensation as disclosed in the annual meeting proxy statement.

For Votes	Against Votes	Abstained	Broker Non-Votes
21,302,656	1,607,601	807,085	4,913,314

As described in the Proxy Statement, the advisory vote on executive compensation is nonbinding, as provided by law. Below are the percentages of the votes cast either "For" or "Against" the advisory vote on executive compensation.

For	Against
93%	7%

2

4.

Advisory vote on the frequency of future votes to approve executive compensation.

Every year	Every 2 years	Every 3 years	Abstained	Broker Non-Votes
19,364,034	454,607	3,483,931	414,770	4,913,314

As described in the Proxy Statement, the advisory vote on the frequency of future votes to approve executive compensation is nonbinding, as provided by law. Once every year, which was recommended by the Board of Directors, was the frequency approved by a majority of the votes cast at the meeting.

5.

Shareholder proposal relating to an electrification of the transportation sector study as disclosed in the annual meeting proxy statement.

For Votes	Against Votes	Abstained	Broker Non-Votes
1,687,108	20,671,089	1,359,145	4,913,314

As described in the Proxy Statement, the nonbinding shareholder proposal needed to receive the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes do not have any effect. Below are the percentages of the votes cast either "For" or "Against" the nonbinding shareholder proposal.

For	Against
8%	92%

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc.
(Registrant)

Date: May 19, 2017	/s/ Jeffrey C. Newman
Jeffrey C. Newman Executive Vice President, Chief Financial Officer, Secretary and Treasurer

4